SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, D.C. 20549-1004

                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 13, 2003
                     -------------------
Commission   Registrant; State of Incorporation       I.R.S. Employer
File Number    Address and Telephone Number          Identification No.

1-5324       NORTHEAST UTILITIES                        04-2147929
             (a Massachusetts voluntary association)
             174 Brush Hill Avenue
             West Springfield, Massachusetts 01090-0010
             Telephone (413) 785-5871

0-11419      THE CONNECTICUT LIGHT AND POWER COMPANY    06-0303850
             (a Connecticut corporation)
             107 Selden Street
             Berlin, Connecticut 06037-1616
             Telephone (860) 665-5000


                       Not Applicable
                    ---------------------
(Former name or former address, if changed since last report)

ITEM 7.       Financial Statements and Exhibits

Exhibit 99    Northeast Utilities Press Release dated June 13, 2003.


ITEM 9.       Regulation FD Disclosure

     On June 13, 2003, Northeast Utilities and The Connecticut Light and Power Company issued a press release relating to recent actions by NRG Power Marketing, Inc. A copy of the press release is attached as
Exhibit 99. Exhibit 99, which is incorporated in this Item 9 by reference thereto, is furnished pursuant to Regulation FD.


                  SIGNATURE PAGE TO FOLLOW


                          SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                               NORTHEAST UTILITIES
                               (Registrant)


                               By: /s/ Randy A. Shoop
                                   Name: Randy A. Shoop
                                   Title:  Assistant Treasurer - Finance


                               THE CONNECTICUT LIGHT AND POWER COMPANY
                               (Registrant)


                               By: /s/ Randy A. Shoop
                                   Name: Randy A. Shoop
                                   Title: Treasurer



Date:  June 13,  2003